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                                                                   EXHIBIT 10.33
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                         SUBORDINATED PROMISSORY NOTE
                         ----------------------------

$4,000,000                                                        April 30, 1999

     THIS SUBORDINATED PROMISSORY NOTE ("Note") is made and entered into as of the date hereof by Amphion Ventures, L.P. (the "Maker") to the order of Axcess, Inc. (hereinafter, together with his successors, heirs and assigns, the "Payee").

     This Note has been executed and delivered in connection with that certain Stock and Asset Purchase Agreement (the "Purchase Agreement"), dated as of March 30, 1999, by and among Maker and Payee and is expressly made subject to the terms and conditions of the Purchase Agreement. All capitalized terms used herein shall have the meanings assigned to them in the Purchase Agreement unless the context hereof required otherwise.

     Maker, for value received, promises to pay to the order of Payee, at 3208 Commander Drive, Carrollton, Texas 75006, the principal sum of Four Million Dollars ($4,000,000) pursuant to the provisions hereof and the terms and provisions of the Purchase Agreement, together with interest at the annual rate equal to eight percent (8%) until maturity ("Interest Rate").

     Interest shall be payable quarterly commencing on June 30, 1999 and on each of September 30, December 31, March 31 and June 30 thereafter (or if such day is not a business day then on the next business day thereafter). Unpaid interest on the principal (or portion thereof that is due) shall also be payable upon the Maturity Date, defined below. Interest shall be computed on the basis of a three hundred and sixty-five (365) day year and shall be paid for the actual number of days on which principal is outstanding. Principal shall be payable in equal quarterly installments in the amount of Three Hundred Thousand Dollars ($300,000) commencing on March 31, 2001 and on each of June 30, September 30, December 31 and March 31 thereafter (or if such day is not a business day then on the next business day thereafter) provided that, in any event, the last installment payable on this Note shall be in an amount sufficient to pay in full the entire unpaid principal and accrued interest of this Note. Payment of principal shall be in addition to the quarterly interest due on equal date therewith. All of the indebtedness evidenced by this Note shall, if not sooner due and payable as provided in the Agreement, be in any event absolutely and unconditionally due and payable in full by Maker on March 31, 2002 ("Maturity Date"), provided, however, that if the term set forth in the Limited Partnership
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Agreement in effect on the date hereof of Maker is extended until the year 2004, the Maturity Date shall be extended automatically until such date.

     The maker hereby represents and warrants to the Payee that (a) the Maker is a limited partnership duly organized and validly existing under the laws of the State of Delaware, (b) the execution, delivery and performance of this Note have been duly authorized by all requisite action of the Maker, and (c) this Note has been duly executed and delivered by the Maker and constitutes a legal, valid and binding obligation of the Maker, enforceable in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium,
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fraudulent conveyance or similar laws at the time in effect affecting the enforceability of rights of creditors, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

     If one or more of the following events ("Events of default") shall have occurred and be continuing:

     (a) the Maker shall fail to pay when due any principal of this Note or shall fail to pay within ten (10) days of the due date thereof any interest or any other amount payable hereunder; or

     (b) the Maker shall commence a voluntary case under the federal bankruptcy laws or any other applicable federal or state bankruptcy, insolvency or similar law, or shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the entry of an order for relief in an involuntary case under any such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Maker or of any substantial part of the property of the Maker, or shall make an assignment for the benefit of the creditors of the Maker, or shall admit in writing the inability of the Maker to pay its debts generally as they become due, or if a decree or order for relief in respect of the Maker shall be entered by a court having jurisdiction in the premises in an involuntary case under the federal bankruptcy laws or any other applicable federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator ( or other similar official) of the Maker or of any substantial part of the property of the Maker; or ordering the winding up or liquidation of the affairs of the Maker, and any such decree or order remains unstayed in effect for a period of 30 consecutive days and on account of any such event the Maker liquidates, dissolves or winds up, or if the Maker shall otherwise liquidate, dissolve or wind up, whether voluntarily or involuntarily;

     then, and in every such event, the Payee may, by notice to the maker and subject to the rights of the holders of the Senior Debt (as defined below), declare the entire unpaid principal amount of this Note, together with accrued interest thereon, to be, and such unpaid principal amount of this Note (and accrued interest thereon) shall thereupon become, immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby waived by the Maker; provided, that in the case of any of the Events of Default specified in paragraph (b), such unpaid principal amount of this Note (together with accrued interest thereon) shall immediately (and without notice) become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Maker.

     The Maker may voluntarily prepay this Note, in whole or in part, at any time without penalty or premium.

Payee hereby specifically acknowledges and agrees that Maker's obligation to pay the amounts due hereunder is, and at all times hereafter will be, junior and subordinate in right of payment and exercise of remedies to the prior payment in full in cash of all obligations owed in respect of all Senior Debt (as defined below). Payee further acknowledges and agrees that the
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subordination of the obligations to the Payee under this Agreement is for the benefit of all holders of Senior Debt whether such Senior Debt is outstanding on the date hereof or incurred, created or arising hereafter, effective upon receipt of written notice to Payee. Payee hereby specifically acknowledges and agrees that upon the occurrence and during the continuation of any default or event of default under any Senior Debt, the Maker will have no obligation to make, and Payee will not accept or receive, any payment of principal of or interest on the indebtedness evidenced hereby until such delinquent Senior Debt has been paid in full. Should any payment, distribution, security, or proceeds thereof be received by Payee contrary to the terms hereof, Payee immediately will deliver the same to the holders of the Senior Debt in precisely the form received (except for the endorsement or assignment of Payee where necessary), for application on or to secure the Senior Debt, whether it is due or not due, and until so delivered the same shall be held in trust by such Payee as property of the holders of the Senior Debt.

     "Senior Debt" shall mean and include all principal of, interest on, premium, if any, and other obligations of Maker with respect to any (i) indebtedness to any bank, trust company, insurance company or other institutional lender providing financing to the maker whether outstanding on the date hereof or incurred, created or arising hereafter pursuant to any agreement or instrument which the Maker may have executed and delivered prior to the date hereof, or may execute and deliver as of the date hereof or at any time hereafter, (ii) indebtedness of the Maker for monies borrowed from other entities, (iii) obligations of the Maker as lessee under leases of real or personal property, (iv) principal of, interest on and premium, if any, relating to any indebtedness or obligations of others of the kinds described (i), (ii) and (iii) above assumed or guaranteed in any manner by Maker, and (v) any amendment, modification, supplement, restatement, refinancing, deferral, renewal, extension or refunding of any such indebtedness described in (i), (ii),
(iii), and (iv) above (including, without limitation, any of the foregoing having the effect of increasing the principal amount of the indebtedness outstanding or available thereunder) as may be entered into by the Maker from time to time. The Payee agrees, and each successor, assign or other holder by the acceptance of this Note agrees, to execute any subordination agreement(s) the Maker and the holders of any Senior Debt may request to better reflect the subordination of the indebtedness evidenced hereby to any Senior Debt incurred by the Maker.

     This Note shall be secured by a security interest in the Axcess Assets, as defined in the Purchase Agreement, in a form of Security Agreement attached hereto as Exhibit A and shall also be secured by a lien on all of the
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outstanding LMC Shares, as defined in the Purchase Agreement, in the form of
Pledge Agreement attached hereto as Exhibit B.
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     The Maker, the indorser hereof or any other party hereto or any guarantor hereof (each an "Obligor") and each of them: (1) waive(s) presentment, demand, notice of demand, protest, notice of protest and notice of nonpayment and any other notice required to be given by law in connection with the delivery, acceptance, performance, default or enforcement of this Note, of any indorsement or guaranty of this Note; and (ii) consent(s) to any and all delays, extensions, renewals or other modifications of this Note or waivers of any term hereof or release or discharge by Payee of any Obligor or the failure to act on the part of Payee or any indulgence shown by Payee, from time to time and in one or more instances, (without notice to or further assent from any Obligor) and agree(s)
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that no such action, failure to act or failure to exercise any right or remedy, on the part of Payee shall in any way affect or impair the obligations of any Obligor or be construed as a waiver by Payee of, or otherwise affect, any of Payee's rights under this Note or under any indorsement or guaranty of this Note.

     This Note has been executed, delivered and accepted at and will be deemed to have been made at Boston, Massachusetts and will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State of Delaware, and THE MAKER HEREBY AGREES TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF DELAWARE AND CONSENTS THAT ALL SERVICE OF PROCESS BE MADE BY CERTIFIED MAIL DIRECTED TO MAKER AT THE ADDRESS SET FORTH IN THE AGREEMENT FOR NOTICES, AND SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED THREE (3) BUSINESS DAYS AFTER THE SAME HAS BEEN DEPOSITED IN U.S. MAILS, POSTAGE PREPAID; provided that nothing contained herein will prevent Payee from bringing any action or exercising any rights against any security or against the Maker individually, or against any property of the Maker within any other state or nation to enforce any award or judgment obtained in the federal or state court located within the State of Delaware.

    [Remainder of page intentionally left blank; signature page to follow.]
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     IN WITNESS WHEREOF, the undersigned have executed this Subordinated
Promissory Note the day and year set forth above.

                                           AMPHION VENTURES, L.P., a Delaware
                                           limited partnership

                                           By: AMPHION PARTNERS LLC,
                                               its General Partner


                                           By: /s/ Richard C. E. Morgan
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                                               Name:  Richard C. E. Morgan
                                               Title: Managing Member